EXHIBIT 13.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Highway Holdings Limited (the “Company”) on Form 20-F/A for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roland W. Kohl, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)           The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information  contained in the Report fairly presents, in all material  respects, the financial condition and results of operations of the Company.

Dated: November 13, 2009

/s/ Roland W. Kohl
Roland W. Kohl
Chief Executive Officer